                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   October 15, 2004
                                                  -------------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    0-20943                  11-2880025
----------------------------  ------------------------  ------------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


499 Thornall Street
Edison, New Jersey                                               08837
------------------------------------------  ----------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


                                 (732) 590-1600
               -------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01. Entry in to a Material Agreement.

On October 15, 2004, the Company and David Distel, Chief Financial Officer and Treasurer of Intelligroup, Inc. ("Company"), entered into a separation agreement ("Separation Agreement"), which provides for, among other things, the resignation of Mr. Distel and a severance payment of $187,500.

ITEM 5.02. Departure of Principal Officers; Appointment of Principal Officers.

(b)  Departure of Principal Officer

On October 15, 2004, the Company's Chief Financial Officer and Treasurer, David Distel, resigned.

(c)  Appointment of Principal Officer

On October 15, 2004, the Company appointed Madhu Poomalil as its Chief Financial Officer. Since July 2000, Mr. Poomalil has been Chief Financial Officer and Vice-President of Finance and Operations of Intelligroup Asia Private, Ltd. ("IGA") with responsibility for managing international finance and administration functions as well as various operational components of the India operation. Prior to IGA, Mr. Poomalil held various positions in member firms of Ernst & Young, LLP, D.E. Shaw and ADP Wilco. Mr. Poomalil is also a Chartered Accountant from the Institute of Chartered Accountants of India.

Mr. Poomalil has employment and severance agreements with IGA, which provide for, among other things, an annual base salary of approximately $145,000 and a severance payment of approximately $285,700 upon the occurrence of certain events as defined in the agreement. On April 1, 2004, Mr. Poomalil also received a grant of options exercisable for an aggregate of 10,000 shares of the Company's common stock.

ITEM 7.01.  Regulation FD Disclosure

On October 15, 2004 the Company issued a press release announcing the events described in Item 5.02. The press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

ITEM 9.  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibt 10.1 - Separation Agreement dated October 15, 2004 between Company and David Distel.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    INTELLIGROUP, INC.

                                    By: /s/ Arjun Valluri
                                        -----------------
                                    Name:   Arjun Valluri
                                    Title:  Chairman and Chief Executive Officer


Date: October 15, 2004